SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               Fidelity Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       [FIDELITY BANCORP, INC. LETTERHEAD]



                                 January 8, 1999



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. The Annual Meeting will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 2, 1999, at 5:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but it will ensure that your vote is counted if you are unable to attend.

         Your  continued  interest  in  Fidelity  Bancorp,   Inc.  is  sincerely
appreciated.

                                                          Very truly yours,



                                                          /s/William L. Windisch
                                                          ----------------------
                                                          William L. Windisch
                                                          President

                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
                                  412-367-3300
                            NOTICE OF ANNUAL MEETING
                         TO BE HELD ON FEBRUARY 2, 1999

         The Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. (the "Company") will be held at 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 2, 1999, at 5:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

         (1)      The election of three directors of the Company;

         (2) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1999; and

         (3) Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Annual Meeting. Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.

         Stockholders of record of the Company at the close of business on December 22, 1998 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/Susan J. Lowe,
                                             -----------------
                                             Susan  J. Lowe
                                             Secretary

Pittsburgh, Pennsylvania
January 8, 1999
--------------------------------------------------------------------------------
THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF- ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
                                 (412) 367-3300
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 2, 1999
                                     GENERAL

         This Proxy Statement is furnished to the holders of the common stock of Fidelity Bancorp, Inc. (the "Company"), the bank holding company of Fidelity Bank, PaSB, Pittsburgh, Pennsylvania (the "Bank"), in connection with the solicitation of proxies by the board of directors of the Company for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held at 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 2, 1999, at 5:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting. The Company is the sole stockholder of the Bank. This Proxy Statement is expected to be mailed to stockholders on or about January 8, 1999.


                              VOTING SECURITIES AND
                             REVOCABILITY OF PROXIES

         Only stockholders of record of the Company at the close of business on December 22, 1998 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 1,980,590 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company issued and outstanding, and the Company has no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting and does not vote cumulatively in the election of directors.

         At the Annual Meeting, stockholders will consider and vote upon (i) the election of three directors and (ii) to ratify the appointment of KPMG Peat
Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1999. The board of directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Annual Meeting.

         As to other matters that may properly come before the Annual Meeting, unless otherwise provided in the Articles of Incorporation or Bylaws of the Company or by statute, a majority of these votes cast by shareholders shall be sufficient to pass on a matter.

         Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted (i) for the election of each nominee for director described herein; (ii) for the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1999; and (iii) upon such matters as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies.

        The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Annual Meeting, including matters of which the registrant did not receive notice until after November 25, 1998.

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Susan J. Lowe, Secretary, Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237), (ii) submitting a duly executed proxy bearing a later date or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                        CERTAIN BENEFICIAL OWNERS THEREOF

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports and information provided to the Company, the Company does not know of any person or entity who was a beneficial owner of more than 5% of the Company's outstanding shares of Common Stock on the Voting Record Date, other than those listed below. Security ownership of executive officers named in the Summary Compensation Table and of directors, including Mr. Windisch, is included under "Proposal I - Election of Directors."

  Name of Beneficial Owner                      Amount and Nature of
      or Number of                          Beneficial Ownership as of                 Percent of
   Persons in Group                           December 22, 1998 (1)                  Common Stock
   ----------------                           ---------------------                  ------------
Fidelity Bancorp, Inc.                              157,821 (2)                          7.97%
Employee Stock Ownership Plan
1009 Perry Highway
Pittsburgh, PA 15237

The Banc Funds                                      122,945 (3)                          6.21%
208 South LaSalle Street
Chicago, IL 60604

National City Corporation                           165,131 (4)                          8.34%
1900 E. Ninth Street
Cleveland, OH 44114

William L. Windisch                                 107,484 (5)                          5.36%
Director; President and Chief
Executive Officer of the Company and Bank

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with the respect to the shares. Adjusted to reflect two 10% stock dividends and the 5-for-4 stock split.

(2) Pursuant to a schedule 13G filed by Integra Financial Corporation, Integra Investment Company and Integra Trust Company trustee of and/or administrator of the Bank's Employee Stock Ownership Plan ("ESOP"), which has shared dispositive power over 157,821 shares of Common Stock. Such shares are voted by the trustee in accordance with instructions from either participants (as to shares allocated to their accounts) or the Plan Administrator of the ESOP (as to unallocated shares).
(3) Pursuant to an amended Schedule 13D which indicates that Banc Funds, consisting of the following: The Midwest Bank Fund II, L.P., an Illinois limited partnership; Bank Fund III, L.P., an Illinois limited partnership; Bank Fund III Trust; Bank Fund IV, L.P., an Illinois limited partnership; and Bank Fund IV Trust.
(4) Pursuant to an amended Schedule 13G filed by National City Corp., Cleveland, Ohio ("NCC"). NCC acts as trustee for the Company's ESOP (see Note 2).
(5)      See Note (5) to the table under "Proposal I - Election of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The executive officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of Forms 3, 4 and 5 filed by officers, directors and 10% beneficial owners of Common Stock, no executive officer, director or 10% beneficial owner of Common Stock failed to file such ownership reports on a timely basis during the fiscal year ended September 30, 1998.


                       PROPOSAL I - ELECTION OF DIRECTORS

         The Bylaws of the Company presently provide that (i) the Board of Directors shall consist of not less than five members and (ii) the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. If the nominees should be unable or unwilling to stand for election at the time of the Annual Meeting, the Board of Directors, as proxies, will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following table sets forth each nominee and continuing director's name, age, the year he or she first became a director, the year in which his or her current term will expire and the number of shares and percentage of the Common Stock beneficially owned on the Voting Record Date. The following table also sets forth, for all executive officers and directors as a group and for each executive officer listed in the Summary Compensation Table under the caption "Executive Compensation," the number of shares and the percentage of the Company's Common Stock beneficially owned on the Record Date.

                                                                                                        Shares of
                                                            Year First        Current                 Common Stock       Percent
                                                             Elected          Term to                 Beneficially          of
Name                                        Age(1)         Director(2)        Expire                   Owned(3)(4)         Class
----                                        ------         -----------        ------                   -----------         -----
                                              BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002
Robert F. Kastelic...................         64               1990            1999                       11,567                *
Oliver D. Keefer.....................         55               1987            1999                       36,150            1.82%
Charles E. Nettrour..................         66               1987            1999                       61,668(6)         3.10%

                                              DIRECTORS CONTINUING IN OFFICE
William L. Windisch                           66               1958            2000                      107,484(5)         5.36%
Joanne Ross Wilder                            56               1996            2000                        3,779                *
J. Robert Gales......................         63               1984            2001                       77,858            3.91%

                                              CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Richard G. Spencer...................         51                                                          42,307            2.11%
Michael A. Mooney....................         44                                                          25,992            1.30%
All executive officers and directors
as a group (8 persons)...............                                                                    366,805(7)        17.54%

*        Represents less than 1% of the outstanding Common Stock.
(1)      As of September 30, 1998.
(2) Includes terms as a director of the Bank prior to the formation of the Company in 1993. All directors of the Company currently serve as directors of the Bank.
(3) As of December 22, 1998. Based on information furnished by the respective individuals. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.
(4) Includes shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person. The amounts of such shares included above are as follows: Mr. Windisch, 26,304 shares; Mr. Gales, 9,450 shares; Mr. Kastelic, 9,450 shares; Mr. Keefer, 9,450 shares; Mr. Nettrour, 9,450 shares; Ms. Wilder, 3,517 shares; Mr. Spencer, 22,117 shares and Mr. Mooney, 21,321 shares.
(5) Includes 42,994 shares of Common Stock owned jointly with Mr. Windisch's wife, 20,748 shares owned solely by Mr. Windisch's wife, and 1,409 shares held by his daughter who resides with him. Includes 16,029 shares of the Common Stock held in the ESOP which have been allocated to Mr. Windisch's account and 26,304 shares which may be acquired by Mr. Windisch within 60 days pursuant to exercise of stock options. Does not include 8,075 shares held by the ESOP which have not been allocated to participants' accounts, which shares are voted by the trustee of the ESOP in accordance with instructions from Mr. Windisch in his capacity as the Plan Administrator of the ESOP.
(6) Includes 40,507 shares owned by Mr. Nettrour and 11,711 shares owned by Martin & Nettrour, Incorporated.

(7) Includes options for 111,059 shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options under the Company's Employee Stock Compensation Program and 31,225 shares of Common Stock held in the ESOP which have been allocated to the accounts of the Bank's officers.

         The principal occupation during the past five years of each nominee, director and executive officer of the Company is set forth below.

         Directors

         Robert F. Kastelic is President and Chief Executive Officer of X-Mark Industries, a precision metal manufacturer in Washington, Pennsylvania. He is also Chairman of the Board of Directors of Quasitronics Inc., an electronic and computer peripheral equipment company in Houston, Pennsylvania.

         Oliver  D.  Keefer  is  owner  of  Ralph  E.  Lane,   certified  public
accountants in Zelienople, Pennsylvania.

         Charles E. Nettrour is President and Chief Executive Officer of Martin & Nettrour, Incorporated, an insurance brokerage and consulting firm in Pittsburgh, Pennsylvania and also of Retirement Designs Unlimited, Inc., retirement plan specialists in Pittsburgh, Pennsylvania.

         William L. Windisch is President and Chief Executive Officer of the Company and Bank.

         Joanne Ross Wilder is President of Wilder, Mahood & Crenney, a legal services firm in Pittsburgh, Pennsylvania.

         J. Robert Gales is President and owner of J.R. Gales & Associates, a civil engineering consulting firm in Pittsburgh, Pennsylvania.

         Executive Officers Who Are Not Directors

         Richard G. Spencer is the Vice President, Chief Financial Officer and Treasurer of the Company and Bank.

         Michael A. Mooney is the Vice President of the Company and Bank and the Chief Lending Officer of the Bank.

Board Meetings and Committees

         The Board of Directors of the Company met 14 times during the fiscal year ended September 30, 1998 and maintains standing Executive, Audit, Investment, Compensation, Nominating, Employee Stock Compensation and Shareholder Value Committees. During the fiscal year ended September 30, 1998, the Board of Directors of the Bank met 13 times. No director attended fewer than 75% of the aggregate number of meetings held during fiscal 1998 by the Board of Directors of the Company or the Bank and by all committees on which he or she served during the year.

         The Audit Committee of the Company and the Bank, which met three times in fiscal 1998, reviews the records and affairs of the Company and the Bank to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's and the Bank's adherence in accounting and financial reporting to generally accepted accounting principles. Currently, all non-employee directors serve as members of this Committee.

         The Nominating Committee of the Company and the Bank met once in fiscal year 1998 and consists of the entire Boards of Directors. This Committee selects nominees for election as directors of the Company and the Bank. Although the Nominating Committee of the Company will consider nominees recommended by stockholders, it has not actively solicited recommendations for nominees from stockholders nor has it established procedures for this purpose. However, the Company's articles of incorporation (the "Articles") allows stockholders entitled to vote at the election to submit nominations. The nominations must be made in writing and submitted to the Company's Secretary no less than 60 days prior to the anniversary date of the immediately preceding annual meeting of the Company stockholders. Furthermore, any nomination not made in compliance with the procedures set forth in the Articles may be refused to be acknowledged by the presiding officer.

         The Compensation Committee of the Company and the Bank met twice in fiscal 1998 and has the responsibility of reviewing the compensation paid by the Company and Bank.

Director Compensation

         Except for Mr. Windisch, directors of the Company receive an annual stipend of $10,000 per year without regard to attendance at meetings. No fees are paid by the Company for attending Board or Committee meetings of the
Company, although such meetings are generally held in conjunction with comparable meetings of the Bank for which fees are paid. Directors of the Bank receive $275 for each regular or special Board meeting attended, $275 for the first Bank Committee meeting attended on any date, $100 for any subsequent Bank Committee meeting held on the same date, and $100 for any telephone Bank Committee meeting. Mr. Windisch, as a salaried employee, receives no director's fees. The Company paid a total of $92,200 in directors' fees for the fiscal year ended September 30, 1998.

         At the Company's 1994 Annual Meeting, the stockholders approved the 1993 Directors' Stock Option Plan (the "Directors Plan"). Pursuant to the terms of the Directors Plan, an aggregate of 60,500 of authorized but unissued shares (as adjusted for two 10% stock dividends and a 5-for-4 stock split) were reserved for future issue to non-employee directors. On December 31, 1997, each non-employee director (i.e., Directors Gales, Keefer, Nettrour, Wilder and

Kastelic) received options to purchase 1,890 shares of Common Stock from the Directors Plan reserved shares.

Executive Compensation

         The following table sets forth, for the fiscal years ended September 30, 1998, 1997 and 1996, certain information as to the total remuneration received by the chief executive officer as well as by each of the two other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 during these periods for services rendered in all capacities to the Company.

                          SUMMARY OF COMPENSATION TABLE
                                                    Annual Compensation                Long Term Compensation Awards
                                           -----------------------------------------   -----------------------------
                                                                                                         Securities
                                                                        Other Annual     Restricted      Underlying        All
                                                                        Compensation   Stock Award(s)    Options/         Other
Name & Principal Position      Year        Salary($)(1)    Bonus($)        ($)(2)           ($)          SARs (#)    Compensation(3)
-------------------------      ----        ------------    --------        ------           ---          --------    ---------------
William L. Windisch            1998          147,846       25,025            0                0           3,750         $79,059(4)
President and CEO              1997          140,538       20,250            0                0           3,781          10,680
                               1996          130,397        5,000            0                0           3,025          23,739
Richard G. Spencer             1998(5)        89,585       12,960            0                0           3,125           4,905
CFO and Treasurer

Michael A. Mooney              1998(5)        89,462       12,900            0                0           3,125           3,901
Vice President

-----------------
(1) Includes amounts deferred pursuant to the Company's Thrift Plan which allows employees to defer up to 15% of their compensation, up to the maximum established by law.
(2) Does not include amounts attributable to miscellaneous benefits received, including the use of Bank-owned automobiles.
(3) Consists of matching contributions by the Bank on behalf of these executives pursuant to the Bank's Thrift Plan and allocations to their account in the ESOP. The value placed on the ESOP shares assumes a per share value as of the last day of the fiscal year. Also includes benefits received under the Bank's SCP and GTR Plan.
(4)  Includes $69,444 for the amount of benefits received under the Bank's SCP.
(5) No disclosure is provided for the fiscal year ended September 30, 1997 and 1996 as such executive officer's total annual salary and bonus did not exceed $100,000 during these periods.

Employment Agreements

         The Company and the Bank currently have an employment agreement with William L. Windisch, the President and Chief Executive Officer of the Company and the Bank (collectively, the "Employers"). Mr. Windisch's employment agreement commenced on January 1, 1994, with an initial term of three years and was extended effective January 1, 1998, through December 31, 2000 by action of the Board of Directors.

         Mr. Windisch's agreement is terminable by the Employers for just cause, as defined, at any time upon written notice or in the occurrence of certain events specified therein. The agreement contains provisions which provide Mr. Windisch with specified benefits in the event that he is terminated subsequent to a change in control of the Company, as defined, or terminates his employment in connection with a change in control for good reason, as defined in the agreement. The current annual salary for Mr.

Windisch under his employment agreement is $150,000, which amount may be adjusted each year as determined by the Board of Directors.

         Payments and other benefits are provided for under the employment agreement in the event of involuntary termination of employment in connection with a change in control of the Company. A payment will also be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Windisch is assigned duties and responsibilities inconsistent with his position and status immediately prior to a change in control. The payment to Mr. Windisch under the employment agreement would generally equal 2.99 times his average annual compensation for the preceding five calendar years, or approximately $417,956 if his employment had been terminated in 1998. Such amount would be paid within five days following the termination of employment. Section 280G of the 1986 Internal Revenue Code, as amended (the "Code") states that severance payments which equal or exceed three times the base compensation of an individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the employer is not entitled to deduct the amounts of such excess payments. Mr. Windisch's agreement provides that if the severance payments to him would constitute an excess parachute payment, then the payment would be reduced to the largest amount that could be paid without constituting an excess parachute payment. If Mr. Windisch's employment is terminated for reasons other than for cause and other than in connection with or subsequent to a change in control, he will be entitled to a severance payment equal to 2.99 times his then current base salary.

         The Company also entered into three-year employment agreements with Richard G. Spencer and Michael A. Mooney effective as of January 1, 1994. The agreements provide for change in control payments equal to 2.99 times Mr. Spencer's and Mr. Mooney's average compensation, in each case subject to the limits of Section 280G of the Code. If employment is terminated for reasons other than for cause, disability, retirement or death and other than in connection with or subsequent to a change in control, the agreements provide for severance equal to one times the officer's then current annual base salary, plus the continuation of various benefits for one year.

         In 1998, the Bank implemented two new benefit plans for certain officers of the Bank. First, the Group Term Replacement Plan ("GTR") is a plan where the Bank applies for and owns a life insurance policy on the life of the employee. By way of a separate split dollar agreement, the policy interests are divided between the Bank and the employee. The Bank owns the policy cash surrender value, including the accumulated policy earnings, and the policy death benefits over and above the cash surrender value are endorsed to the employee and his or her beneficiary. The Bank also implemented the Salary Continuation Plan ("SCP") which is a non-qualified executive benefit plan where the Bank agrees to pay the executive additional benefits in the future, usually at retirement. In 1998, pursuant to the SCP, the Bank entered into three separate agreements with Messrs. Windisch, Spencer and Mooney.

Stock Compensation Programs

         The following tables set forth information concerning options granted to the named executives.

                                                  OPTION/SAR GRANTS TABLE

                                           Option/SAR Grants in Last Fiscal Year
                                                                                                            Potential Realizable
                                                                                                              Value at Assumed
                                                                                                           Annual Rates of Stock
                                                                                                           Price Appreciation for
                                         Individual Grants                                                      Option Term
--------------------------------------------------------------------------------------------            ---------------------------
                           Number of          % of Total
                           Securities        Option/SARs
                           Underlying         Granted to        Exercise or
                          Option/SARs        Employees in        Base Price      Expiration
        Name               Granted (#)       Fiscal Year           ($/Sh)          Date                   5% ($)             10% ($)
       ------             ------------      -------------         --------     -------------            --------           --------
William L. Windisch          3,750             13.15%              23.20       Dec. 31, 2007             54,714            138,656
Richard G. Spencer           3,125              10.96              23.20       Dec. 31, 2007             45,595            115,546
Michael A. Mooney            3,125              10.96              23.20       Dec. 31, 2007             45,595            115,546

                                                  OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

                                Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
                                --------------------------------------------------------------------------------
                                                                          Number of Securities
                                                                         Underlying Unexercised       Value of Unexercised In-
                                                                              Option/SARs              The-Money Option/SARs
                         Shares Acquired                                     at FY-End (#)                at FY-End (2)($)
        Name               on Exercise     Value Realized ($)(1)       Exercisable/Unexercisable     Exercisable/Unexercisable
--------------------      -------------   ----------------------       -------------------------     -------------------------
William L. Windisch          6,915                162,696                 23,781/2,523                    224,302/0
Richard G. Spencer           1,825                 42,464                 20,286/1,831                    180,394/0
Michael A. Mooney               --                     --                 19,490 1,831                    166,925/0

(1) Market value of the underlying securities at the date of exercise minus the exercise price, multiplied by the number of underlying securities.

(2) Market value of the underlying securities at year-end minus the exercise price, multiplied by the number of underlying securities.


Compensation Committee Interlocks and Insider Participation

         The Compensation Committee (the "Committee") of the Company consists of Directors Gales, Kastelic, Keefer, Nettrour, and Wilder. This committee also serves as the Compensation Committee for the Bank. Members of the Committee are non-employee directors of the Company and Bank. The Committee met twice during the fiscal year to review the performance of the Bank's officers and employees, and to recommend compensation programs and salary actions for the Bank and its personnel.

Board Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors has been assigned the responsibility of recommending compensation levels and benefit programs for the executive officers, including management employment agreements. The Committee met two times during the past year, at which meetings they reviewed executive management's current compensation, participation in employee benefit programs and the terms of the existing management employment agreements. They also made recommendations to the Board of Directors as to compensation increases, as well as adjustments to the terms of the management employment agreements.

         When considering management compensation, the Committee reviews at least one current compensation survey, comparing the Company's base salary, bonus and benefit programs with savings and commercial banks of comparable size operating in the geographic area of the Bank. The Committee uses the Bank's performance, by comparing current performance results to overall Bank profitability. They also review the individual performance of each executive officer and the contribution that person has made to the Company during the year.

         The Compensation Committee has established the following goals for the compensation programs that pertain to executive management:

o To motivate the executive officers to enhance the stockholder value by associating their compensation with the performance of the Company's stock.

o To provide opportunities for earning compensation consistent with competitive norms in the community in which the Company operates.

o        To reward executives for achieving strategic performance initiatives.

         For the calendar year ending December 31, 1998, President and Chief Executive Officer William L. Windisch received an annual increase in base salary from $143,000 to $150,000. In arriving at its recommendation, the Committee considered the overall profitability of the Company during the past year.

         In 1997 a Management Incentive Compensation Plan was established for the calculation and payment of bonuses to senior executives. The Plan specifies that a pool of funds will be created based upon the Bank achieving certain income and other miscellaneous goals. The full amount of the pool will be paid upon the attainment of 90% of the goal. Mr. Windisch's share of any pool created will be 30%. The amount of that bonus for calendar year 1998 is $31,847. For additional information of Mr. Windisch's compensation, please see the sections on Executive Compensation, Employment Agreements, and Stock Compensation Programs.

Certain Relationships and Related Transactions

         The Bank offers loans to its directors, officers and employees. However, all of such loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates, collateral and application fees, as those prevailing at the time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         Charles E. Nettrour, a director of the Company, is the President and sole owner of Martin & Nettrour, Incorporated, which provides insurance and brokerage services to the Bank. During the fiscal year ended September 30, 1998, that firm received $211,262 from the Bank in annualized general and group life, health and long-term disability insurance premiums.

Performance Graph

         The following graph compares the cumulative total shareholder return of the Common Stock with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 at the market close on

September 30, 1993 and the reinvestment of dividends when paid. The graph provides comparisons at the end of the past five fiscal years of the Company.

         There can be no assurance that the Common Stock performance will continue with the same or similar trends depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.




                 [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED BELOW]


                        9/30/93           9/30/94             9/30/95            9/30/96        09/30/97          9/30/98
--------------------------------------------------------------------------------------------------------------------------
Nasdaq U.S.              $1000            $1,008              $1,393             $1,652          $2,268           $2,318
Nasdaq Bank              $1000             1,052               1,326              1,693           2,820            2,798
Fidelity Bancorp         $1000             1,113               1,070              1,541           2,219            3,164



        PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP was the Company's independent auditor for the 1998 fiscal year. The Board of Directors has approved the selection of KPMG Peat Marwick LLP as its auditor for the 1999 fiscal year, subject to ratification by the Company's stockholders. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's auditors for the 1999 fiscal year.

                              FINANCIAL INFORMATION

The audited financial statements of the Company for its fiscal year ended September 30, 1998, prepared in conformity with generally accepted accounting principles, are included in the Company's 1998 Annual Report to Stockholders, which accompanies this Proxy Statement. Any stockholder who has not received a copy of the Company's 1998 Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1009 Perry Highway, Pittsburgh, Pennsylvania 15237, no later than September 9, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                    FORM 10-K

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIDELITY BANCORP, INC., 1009 PERRY HIGHWAY, PITTSBURGH, PENNSYLVANIA 15237.


                                              BY ORDER OF THE BOARD OF DIRECTORS




                                              /s/Susan J. Lowe,
                                              -----------------
                                              Susan J. Lowe
                                              Secretary

Pittsburgh, Pennsylvania
January 8, 1999

                                 REVOCABLE PROXY
                             FIDELITY BANCORP, INC.

        [X] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 2, 1999

  The undersigned hereby appoints the Board of Directors of Fidelity Bancorp, Inc. ("Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania, on Tuesday, February 2, 1999 at 5:00 p.m., ("Meeting"), and at any and all adjournments thereof, as follows:

1. The election as a director of all nominees listed below for terms specified (except as marked to the contrary below):

   Robert F. Kastelic (three years)
   Oliver D. Keefer (three years)
   Charles E. Nettrour (three years)

                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------



2. The ratification of the appointment of KPMG Peat Marwick LLP as auditors of the Company for the 1999 fiscal year.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.  [   ]

   In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

   The Board of Directors recommends a vote "FOR" Propositions 1 and 2.

   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSITIONS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                         Please be sure to sign and date
                          this Proxy in the box below.


                  _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above



    Detach above card, sign, date and mail in postage paid envelope provided.

                             FIDELITY BANCORP, INC.
               1009 Perry Highway o Pittsburgh, Pennsylvania 15237
                                 (412) 367-3300

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

  Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Company prior to the execution of this proxy of the notice of Annual Meeting of Stockholders, a proxy statement dated January 8, 1999 and an annual report.

  Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.

                 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE